UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): October 27, 2003

                        FLEETBOSTON FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


 RHODE ISLAND                         1-6366                      05-0341324
 ------------                         ------                      ----------
 (State or other jurisdiction  (Commission File Number)      (IRS Employer
        of incorporation)                                 Identification Number)


                               100 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                           ----------------------------
               (Address of principal executive offices) (zip code)

                                 (617) 434-2200
              -----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         FleetBoston Financial Corporation, a Rhode Island corporation ("FleetBoston"), and Bank of America Corporation, a Delaware corporation ("Bank of America"), have entered into an Agreement and Plan of Merger, dated as of October 27, 2003 (the "Merger Agreement"), a copy of which is attached as
Exhibit 99.1 hereto and is incorporated herein by reference. The description of the Merger Agreement contained herein is qualified in its entirety by reference to such Exhibit. The Merger Agreement provides for the merger of FleetBoston with and into Bank of America (the "Merger"). The Merger will be treated as a purchase by Bank of America under U.S. generally accepted accounting principles and is intended to constitute a "reorganization" for U.S. federal income tax purposes.

         If the Merger is completed, each share of common stock, par value $0.01 per share, of FleetBoston ("FleetBoston Common Stock"), outstanding immediately prior to the effective time of the Merger will be converted into 0.5553 of a share (the "Exchange Ratio") of common stock, par value $0.01 per share, of Bank of America ("Bank of America Common Stock"). In addition, all rights with respect to FleetBoston Common Stock pursuant to stock options or other stock-based awards outstanding at such effective time, whether or not then exercisable, will be converted into and will become rights with respect to Bank of America Common Stock on otherwise substantially similar terms, adjusted to reflect the Exchange Ratio. The Merger Agreement also provides, among other things, that: Charles K. Gifford, currently chairman and chief executive officer of FleetBoston, will be the chairman of the board of directors of the merged company; Kenneth D. Lewis, currently chairman and chief executive officer of Bank of America, will be chief executive officer of the merged company; and the board of directors of the merged company will include nineteen members, with twelve from Bank of America and seven from FleetBoston.

         Completion of the Merger, which is currently anticipated to occur in the second quarter of 2004, is subject to a number of conditions, including shareholder approval by both companies, receipt of all requisite governmental approvals (including the approval of the Board of Governors of the Federal Reserve System), and certain other customary conditions.

         In connection with the Merger Agreement, each party has granted to the other an irrevocable option (the "Options") to purchase, under certain circumstances, up to 19.9% of its outstanding common shares at a price, subject to certain adjustments, of $31.80 per share (in the case of the Option granted by FleetBoston) and $81.86 per share (in the case of the Option granted by Bank of America) (the "Stock Option Agreements"), copies of which are attached as Exhibits 99.2 and 99.3 hereto and are incorporated herein by reference. The description of the Stock Option Agreements contained herein is qualified in its entirety to such Exhibits. Under certain circumstances, the granting party may be required to repurchase the Option or the shares acquired pursuant to the exercise of the Option; alternatively, the Option could be surrendered to the granting party, together with any shares purchased under such Option, in exchange for a cash payment of $1.8948 billion. The Stock Option Agreements limit the grantee's Total Profit (as defined in the Stock Option Agreements) to not more than $2.3685 billion.

                  A copy of the joint press release of October 27, 2003, regarding the Merger is attached as Exhibit 99.4 hereto and is hereby incorporated herein by reference.

                  A copy of the presentation to investors, dated October 27, 2003, regarding the Merger and given jointly by FleetBoston and Bank of America Corporation, is attached as Exhibit 99.5 hereto and is hereby incorporated by reference herein.

         FORWARD-LOOKING STATEMENTS DISCLAIMER

         This current report on Form 8-K, including the exhibits hereto, contain forward looking statements, including statements about the financial conditions, results of operations and earnings outlooks of Bank of America and FleetBoston. The forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results or earnings to differ materially from such forward-looking statements, in addition to factors discussed or described in documents publicly filed by FleetBoston and Bank of America with the U.S. Securities and Exchange Commission (the "SEC"), include among others the following: (1) projected business increases following process changes and other investments are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) general economic conditions are less favorable than expected; (4) political conditions and related actions by the United States military abroad may adversely affect the company's businesses and economic conditions as a whole; (5) changes in the interest rate environment reduce interest margins and impact funding sources; (6) changes in foreign exchange rates increases exposure; (7) changes in market rates and prices may adversely impact the value of financial products and assets; (8) legislation or regulatory environments, requirements or changes adversely affect the businesses in which the company is engaged; (9) litigation liabilities, including costs, expenses, settlements and judgments, may adversely affect the company or its businesses; (10) completion of the merger is dependent on, among other things, receipt of shareholder approvals, the timing of which cannot be predicted with precision and which may not be received at all; (11) the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (12) the integration of FleetBoston's business and operations with those of Bank of America, including systems conversions, may take longer than anticipated or may be more costly than anticipated or have unanticipated adverse results relating to FleetBoston's or Bank of America's existing businesses; (13) the anticipated cost savings of the Merger may take longer to be realized or may not be achieved in their entirety; and (14) decisions to downsize, sell or close units or otherwise change the business mix of any of the company. For further information regarding either company, please read the Bank of America and FleetBoston reports filed with the SEC and available at www.sec.gov.

         Such forward-looking statements speak only as of the date on which such statements were made or such earlier date as may be indicated in connection with such statements, and FleetBoston undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made to reflect the occurrence of unanticipated events.

         ADDITIONAL INFORMATION ABOUT THE MERGER

         Bank of America and FleetBoston will file a Joint Proxy
Statement/Prospectus and other documents regarding the Merger with the SEC. Bank of America and FleetBoston will mail the Joint Proxy Statement/Prospectus to their respective shareholders. These documents will contain important information about the transaction, and Bank of America and FleetBoston urge you to read these documents when they become available.

         You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from Bank of America's website (www.bankofamerica.com) under the tab "About Bank of America" and then under the heading "Investor Relations" and then under the item "Complete SEC Filings."
You may also obtain these documents, free of charge, from FleetBoston's website (www.fleet.com) under the tab "About Fleet" and then under the heading
"Investor Relations" and then under the item "SEC Filings".

         PARTICIPANTS IN THE MERGER

         Bank of America and FleetBoston and their respective directors and executive officers may be deemed participants in the solicitation of proxies from stockholders in connection with this transaction. Information about the directors and executive officers of Bank of America and FleetBoston and information about other persons who may be deemed participants in this transaction will be included in the Joint Proxy Statement/Prospectus. You can find information about Bank of America's executive officers and directors in their definitive proxy statement filed with the SEC on March 27, 2003. You can find information about FleetBoston's executive officers and directors in their definitive proxy statement filed with the SEC on March 17, 2003. You can obtain free copies of these documents from Bank of America and FleetBoston using the contact information above.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

       -     Not Applicable

(b) Pro forma financial information.

       -     Not Applicable

(c) Exhibits.

                  99.1 Agreement and Plan of Merger, dated as of October 27, 2003, by and between FleetBoston Financial Corporation and Bank of America Corporation.

                  99.2 Stock Option Agreement, dated as of October 27, 2003, by and between FleetBoston Financial Corporation (issuer) and Bank of America Corporation (grantee).

                  99.3 Stock Option Agreement, dated as of October 27, 2003, by and between FleetBoston Financial Corporation (grantee) and Bank of America Corporation (issuer).

                  99.4 Joint press release, dated October 27, 2003, issued by FleetBoston Financial Corporation and Bank of America Corporation.

                  99.5 Investor Presentation Materials, dated October 27, 2003, regarding the Merger.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                             FLEETBOSTON FINANCIAL CORPORATION


                                             By:  /s/ Gary Speiss
                                                  ------------------------
                                             Name:  Gary Speiss
                                             Title: Executive Vice President
                                                    and General Counsel

Date:  October 27, 2003

EXHIBIT INDEX

99.1 Agreement and Plan of Merger, dated as of October 27, 2003, by and between FleetBoston Financial Corporation and Bank of America Corporation.

99.2 Stock Option Agreement, dated as of October 27, 2003, by and between FleetBoston Financial Corporation (issuer) and Bank of America Corporation (grantee).

99.3 Stock Option Agreement, dated as of October 27, 2003, by and between FleetBoston Financial Corporation (grantee) and Bank of America Corporation (issuer).

99.4 Joint press release, dated October 27, 2003, issued by FleetBoston Financial Corporation and Bank of America Corporation.

99.5 Investor Presentation Materials, dated October 27, 2003, regarding the Merger.